Prospectus Supplement	March 31, 2009

Putnam Investors Fund Prospectus dated November 30, 2008

The section Who oversees and manages the fund? is supplemented to reflect that Gerard Sullivan now is the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio. Positions held by Mr. Sullivan over the past five years and his fund holdings are set forth in the prospectus.

PUTNAM INVESTMENTS	255101 03/09